Exhibit 99.1

FOR IMMEDIATE RELEASE

Timberline Resources Drilling Confirms Porphyry Hosted Gold Discovery on the Paiute Project, Battle Mountain District, Nevada

Coeur d’Alene, Idaho – January 16, 2020 – Timberline Resources Corporation (OTCQB: TLR; TSX-V: TBR) (“Timberline” or the “Company”) announced that its first two drill holes at the Paiute project in the Battle Mountain district of Nevada intercepted long intervals of disseminated gold mineralization in granodiorite porphyry and contact metamorphosed sandstone (Figure 1, Table 1).  Both reverse circulation (RC) holes were terminated in mineralized, hard, silicified rock because of limitations of the drill rig.  Timberline owns approximately 78% of the Paiute project in a Joint Venture (“JV”) with Nevada Gold Mines, LLC.

Highlights:

PCRC 19-01 intercepted 125 feet (ft) (38 meters (m)) grading 0.36 g/t Au with associated pyrrhotite-pyrite-arsenopyrite in silicified, metamorphosed arkosic sandstone .

PCRC 19-02 intercepted multiple zones of gold mineralization in granodiorite porphyry and metamorphosed arkosic sandstone, including 40 ft (12 m) of 0.61 g/t , 80 ft (24 m) of 0.51, 25 ft (8 m) of 1.12 g/t, and 25 ft (8 m) of 0.48 g/t over its 710 feet (216 m) length and bottomed in mineralization.

Timberline’s President and CEO, Steve Osterberg commented, “Our initial drilling at Paiute confirms the presence of a large, near-surface gold system. The target zones remain largely untested by drilling, and historical drilling (Table 2) intercepted significant gold at shallow (<500 ft; 150 m) depths, with several holes ending in gold mineralization.”

EXPLORATION TARGETS

Gold-Silver Structural Zone Target:  PCRC 19-01 bottomed in 160 ft (49 m) of silicified granodiorite porphyry with geochemical characteristics similar to that of PCRC19-02.  The previously identified 2 km-long gold “Lone Tree-type” structural zone remains largely untested.  The structural zone includes surface rock chip samples (see Figure 1 and Table 3) which previously returned multiple values greater than 1.0 gram per tonne (“g/t”) of gold including two samples over 10 g/t gold and one sample with 42.9 g/t gold and 527 g/t silver (Table 3) (see press release dated May 24, 2018 @ http://timberlineresources.co/press-releases).

Gold Porphyry Target:  PCRC 19-02 twinned and deepened historical hole ICBM-95-06, which intercepted porphyry-style gold mineralization in highly silica-altered, sulfide-poor (trace – 1% pyrite) granodiorite porphyry, and remains opened to depth  The mineralization in PCRC 19-02 expands on multiple intercepts in nearby historic holes (Figure 2 and Table 2).

EXPLORATION PLANS:

The Paiute project has the potential for bulk-mineable, open-pit  gold mineralization based on the thicknesses and grades drilled to date. The Company is acquiring historical IP/Resistivity, and magnetic survey data to guide future drilling of the largely untested structural zone and porphyry targets.

Figure 1.  Paiute Project Geology and Primary Target Areas

494000
495000
496000
4500000
4499000
4498000
N
Structural Zone
Gold - Silver
Gold
Porphyry
Target
NW
SE
Figure 2: Cross-Section
PCRC 19-01
PCRC-
19-02
0
500
Meters
0
1,000
2,000
Feet
Fault
Alluvium - Undifferentiated (Qal)
Granodiorite Porphyry (Tgp)
Granodiorite Monzogranite (Tgm)
Biotite - Hornblende Monzogranite (Tmb)
Megacryst Porphyry (Km)
Monzogranite Porphyry (Kmp)
Diabase (DOdb)
Harmony Formation Sandstone (Ch)
Gold in Rock Sample Samples
< 0.50
0.51 - 1.00
1.01 - 3.00
3.01 - 10.00
> 10.00
2019 DrillHoles
Historic DrillHoles
Target Areas
Au Porphyry
Au-Ag Structural Zone
Timberline
RESOURCES
Paiute Project
Geology, Geochemistry, & Drilling
Scale: 1 inch = 833 feet
Date: 1/15/2020
Datum: NAD 1983 UTM Zone 11N
Document Name: 2020115_Paiute_Geol_Drillholes_Press Release

Table 1.  2019 Drill Hole Assay Results

Drill Hole	From (feet)	To (feet)	Total (feet)	From (meters)	To (meters)	Total (meters)	Au (g/t)	Ag (g/t)	As (ppm)	Ba (ppm)	S (%)
PCRC19-01	295	420	125	89.9	128.0	38.1	0.356	0.4	673	266	1.5
including:	340	420	80	103.6	128.0	24.4	0.442	0.5	968	185	1.9

PCRC19-02	0	710 (TD)	710	0.0	216.4	216.4	0.271	0.5	72	849	0.3
including:	0	40	40	0.0	12.2	12.2	0.606	0.9	292	648	0.0
	110	140	30	33.5	42.7	9.1	0.488	0.5	43	872	0.1
	150	230	80	45.7	70.1	24.4	0.514	0.4	27	1123	0.2
	190	215	25	57.9	65.5	7.6	1.123	0.6	12	1280	0.2
	280	390	110	85.3	118.9	33.5	0.359	0.3	39	720	0.2
	490	500	10	149.4	152.4	3.0	0.511	0.1	30	1070	0.2
	525	545	20	160.0	166.1	6.1	0.340	0.2	20	598	0.3
	555	600	45	169.2	182.9	13.7	0.198	0.4	20	828	0.4
	610	640	30	185.9	195.1	9.1	0.400	1.0	33	1023	0.8
	685	710	25	208.8	216.4	7.6	0.478	0.8	38	680	0.6
*True thickness of drill intercepts is unknown. **TD: drill hole total depth **see below section “Sampling Methodology, Chain of Custody, Quality Control and Quality Assurance”.

Figure 2.  Paiute Project Granodiorite-Porphyry Hosted Gold Target Cross-Section

NW
SE
PCRC 19-02
3207
3206
4006
3632
3899
4062
ICBM95-1
ICBM 96-4
ICBM 96-3
ICBM 96-5
- 1700 m
-1650 m
- 1600 m
- 1550 m
- 1500 m
-1450 m
- 1400 m
12 m @ 0.61 g/t
9 m @ 0.49 g/t
8 m @ 1.12 g/t
33 m @ 0.36 g/t
3 m @ 0.51 g/t
9 m @ 0.40 g/t
9 m @ 0.40 g/t
3 m @ 0.74 g/t
9 m @ 0.38 g/t
5 m @ 1.5 g/t
Ch Harmony Formation Sandstone
6 m @ 0.43 g/t
8 m @ 0.63 g/t
9 m @ 0.68 g/t
10 m @ 0.83 g/t
9 m @ 0.55 g/t
8 m @ 0.50 g/t
3 m @ 1.0 g/t
3 m @ 1.28 g/t
22 m @ 0.46 g/t
31 m @ 0.96 g/t
2 m @ 3.7 g/t
31 m @ 0.44 g/t
52 m @ 0.70 g/t
12 m @ 0.64 g/t
15 m @ 0.48 g/t
6 m @ 0.95 g/t
15 m @ 0.55 g/t
3 m @ 0.45 g/t
21 m @ 0.49 g/t
9 m @ 0.40 g/t
Granodiorite Porphyry (sym-post mineral)
Granodiorite - “gold porphyry” (Tgp)
0
50
100

Table 2.  Summary of Historic Porphyry Hosted Drilling Gold Assay Results

Drill Hole	From (feet)	To (feet)	Total (feet)	From (meters)	To (meters)	Total (meters)	Au (g/t)
ICBM 95-1	260	295	35	79.2	89.9	10.7	0.831
	320	350	30	97.5	106.7	9.1	0.552
	385	460	75	117.3	140.2	22.9	0.462
ICBM 96-3	45	65		13.7	19.8	6.1	0.431
	345	370	25	105.2	112.8	7.6	0.497
	405	415	10	123.4	126.5	3.0	1.000
	480	580	100	146.3	176.8	30.5	0.962
ICBM 96-3C	221	246	25	67.4	75.0	7.6	0.626
	455	465	10	138.7	141.7	3.0	1.276
	475	505	30	144.8	153.9	9.1	0.609
	996	1001	5	303.6	305.1	1.5	3.655
ICBM 96-4	340	370	30	103.6	112.8	9.1	0.683
ICBM 96-5	90	100	10	27.4	30.5	3.0	0.741
	320	350	30	97.5	106.7	9.1	0.377
	575	590	15	175.3	179.8	4.6	1.501
3899	10	180	170	3.0	54.9	51.8	0.695
3632	0	100	100	0.0	30.5	30.5	0.945
	350	400	50	106.7	121.9	15.2	0.55
4062	30	60	30	9.1	18.3	9.1	0.460
	220	260	40	67.1	79.2	12.2	0.644
4006	95	145	50	29.0	44.2	15.2	0.483
	280	300	20	85.3	91.4	6.1	0.948
3206	210	280	70	64.0	85.3	21.3	0.493

*True thickness of drill intercepts is unknown. **TD:  drill hole total depth

***Apart from recent sampling disclosed in Table 2, all other geochemical data are considered “historical” and may not meet NI43-101 standards.  These data include historical drill information for which drill logs and assay certificates from industry standard laboratories are available.

Table 3. Select Assay Results from Paiute Gold-Silver Structural Zone Target Surface Samples

SAMPLE	Au (g/t)	Ag (g/t)	As (ppm)	Bi (ppm)
18PC-002	17.200	723.0	>10,000	8,200
18PC-003	0.609	20.5	>10,000	20
18PC-004	1.425	1.7	2,860	9
18PC-007	1.220	8.8	7,000	19
18PC-010	4.120	58.4	5,180	283
18PC-011	0.120	5.0	789	5
18PC-012	3.250	59.5	>10,000	242
18PC-017	42.900	527	>10,000	4,880
18PC-018	2.940	36.7	>10,000	500
18PC-019	10.400	80.0	6,920	583
18PC-020	1.820	6.4	>10,000	63
18PC-021	2.180	13.5	6,000	72

Note:  Grab samples are selective and may not be representative of mineralization on the project.  Analyses were performed by ALS USA Inc.

using standard methods including 30 g Fire Assay/AA finish for gold with samples over 10 g/t completed with gravimetric finish. Other elements were measured by ICP-AES.

Sampling Methodology, Chain of Custody, Quality Control and Quality Assurance: Samples of reverse circulation cuttings were collected at the drill rig at 5 feet intervals under the supervision of a Company representative and transported to ALS in Nevada for analyses.  Samples were assayed for gold by Fire Assay of a 30 gram (1 assay ton) charge with an AA finish (ALS code Au-AA23).  Samples were also assayed for a 48 multi-element using four acid ICP-MS (code ME-MS61).

Steven Osterberg, Ph.D., P.G., Timberline’s President and Chief Executive Officer, is a Qualified Person as defined by National Instrument 43-101 and has reviewed and approved the technical contents of this release.  Mr. Osterberg is not considered independent of the Company as defined in Section 1.5 of NI 43-101.  Drill intercepts are reported as drill thicknesses; true widths of intercepts are unknown.

About Timberline Resources: Timberline Resources Corporation is focused on advancing district-scale gold exploration and development projects in Nevada. These include the Lookout Mountain joint venture project with PM & Gold Mines operated by Timberline and the Windfall project, both in the Eureka district, as well as being operator of both the Paiute joint venture project with Nevada Gold Mines, and the Elder Creek joint venture with McEwen Mining, both in the Battle Mountain district.  All of these properties lie on the prolific Battle Mountain-Eureka gold trend.  Timberline also owns the Seven Troughs property in Northern Nevada, which is one of the state's highest-grade former producers.   Timberline has increased its owned and controlled mineral rights in Nevada to over 43 square miles (27,500 acres).  Detailed maps and NI 43-101 estimated resource information for the Eureka property may be viewed at http://timberlineresources.co/.

Timberline is listed on the OTCQB where it trades under the symbol "TLRS" and on the TSX Venture Exchange where it trades under the symbol "TBR".

Forward-looking Statements: Statements contained herein that are not based upon current or historical fact are forward-looking in nature and constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties.  These include, but are not limited to, statements regarding the advancement of projects, and exploration potential.  When used herein, the words "anticipate," "believe," "estimate," “upcoming,” "plan," “target”, "intend" and "expect" and similar expressions, as they relate to Timberline Resources Corporation, its subsidiaries, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. There are no assurances that the Company will complete the earn-in on the Elder Creek project as contemplated or at all. Factors that could cause or contribute to risks involving forward-looking statements include, but are not limited to, changes in the Company’s business and other factors, including risk factors discussed in the Company's Form 10-K for the year ended September 30, 2019.  Except as required by law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accept responsibility for the adequacy or accuracy of this release.

For Further Information Please Contact:

Steven A. Osterberg

President and CEO

Tel:   208-664-4859

E-mail:  info@timberline-resources.com

Website: www.timberline-resources.com